New York Financial Community Meeting June 3, 2004 Exhibit 99.01

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Corporate Responsibility at NJR No SPEs or non-disclosed liabilities Independent Board of Directors Independent Corporate Governance Committee in place since 1996 Complete compliance with SEC certification process New internal committee to assist in process Active and engaged Audit Committee Highly rated by Institutional Shareholder Services

Four Guiding Principles Integrity Leadership Focus on the Fundamentals Stakeholder Commitments

We know what we are ... A regulated natural-gas distribution company A provider of wholesale energy services .... More importantly, we know what we're not A telecom company, an electric company, an international investor Delivering consistent results is what we're all about Our Business Philosophy NJR has increased EPS for the last 12 years with a CAGR of 7.8 percent over the past 10 years

Key NJNG Drivers Safe and Reliable Service Customer Growth Strong Financial Profile Regulatory Partnerships Efficient Operations

NJNG Capital Expenditures Safe and Reliable Service Customer Growth 22.8 System Integrity 28.8 Smart Growth/ Picatinny 4.4 Technology & Other 2.5 New Customer 21.5 System Integrity 21.7 Technology & Other 3.1 2003 Actual: $46.3 million 2004 Estimate: $58.5 million

Our Service Area Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Customer Growth

Total Customers 1999 397 2000 410 2001 423 2002 434 2003 444 2004E 455 Customer Growth

Preliminary 30223 Final 23171 Conceptual 3393 Pending 479 Pending Preliminary Final Conceptual Non Heat 10062 On Main 43319 Off main 81958 New Customers = 57,266 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 135,339 Future Market Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Customer Growth

NJNG Capital Structure Total Debt 336001 Total Equity 448102 Credit Ratings: S&P: A+ Moody's: Aa3 Only natural gas utility to upgraded by Moody's in 2003 One of only two utilities upgraded by S&P in 2003 Business position improved to 1 in June 2004 Strong Financial Profile

Regulatory Strategy Manage our business without relying on base rate cases Foster productive relationships with regulators Benefit all stakeholders Support the State's energy policies Be proactively involved in current regulatory initiatives Use incentives to benefit both customers and shareowners Regulatory Partnerships

Regulatory Strategy By partnering with our regulators, NJNG has been able to: Add nearly 116,000 new customers Invest over $475 million in new capital... Without traditional base rate increases Regulatory Partnerships

NUI SJG CIV FE PEG NJR 3.31 2.52 1.33 0.83 0.81 0.45 BPU Inquiries per 1,000 Customers NJNG achieved its 11th consecutive year of having the best customer satisfaction rate in New Jersey Customer Satisfaction March 2004 Regulatory Partnerships

Off-system Sales/Capacity Management Programs 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 19 23 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 5 5 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 $29 $24 Regulatory Partnerships $28

Improved Productivity New Customer Cost O&M as a Percent of Margin Efficient Operations

Productivity & Incentives Virtually every employee is a shareowner Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee Efficient Operations

Key Wholesale Energy Services Drivers People working with physical assets Customer relationships Access to capital Managing risk

People and Physical Assets We market physical assets Financial tools enhance profitability Our people have a proven track record Direct management of storage contracts Direct management of transportation contracts Our assets are linked with our strategy New assets bring synergies People working with Physical Assets

NJRES Asset Base map People working with Physical Assets

NJRES is a firm shipper on most pipelines serving the eastern U.S. and Canada NJRES offers supply and services backed by physical assets we control NJRES offers service supported by LDC fundamentals Reliability, Reliability, Reliability Why Do Customers Select NJRES? Customer Relationships

What We Do For Customers Focus on energy services backed by physical assets Provide reliable gas service to wholesale customers Marketers Other LDCs Electric generators and Industrials Retail aggregators Manage other companies' energy assets Base and incentive fees Customer Relationships

Focusing on End-use Customers Fiscal 02 Fiscal 03 YTD Fiscal 04 Marketers 89 67.2 57.1 LDCs/Electric Generators 3.8 11.9 10.7 Retail Aggregators 6.9 18.6 25.91 Customer Relationships

Types of Services Provided to Customers Firm natural gas supply - base load Backed with physical assets Peaking services Summer and winter Balancing services Asset management Value generated from under-utilized assets Customer Relationships

Located in Owego, NY 11.9 Bcf high-deliverability storage capacity Connects to Tennessee Gas Pipeline NJRES is the marketing agent for Stagecoach 10-year term began April 1, 2002 NJRES compensation: Management fees and incentives Stagecoach Storage Customer Relationships

Access to Capital Strong financial profile is required by counterparties Working capital needs of this business are significant NJR has: $200 million of committed credit facilities Recent private placement of $25 million Access to Capital

Working Capital Volatility 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 -43.6 23 -99.1 -56.7 -20.5 17.8 55.3 75.2 48.5 67.8 -37.8 -25 -18.1 72.6 -34 B O R R O W E D I N V E S T E D Access to Capital

Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Disciplined risk management guidelines Limited open positions = low VAR Strict internal controls Credit procedures in place Daily compliance monitoring by financial department Systems in place to manage physical assets Risk Management

STAY FOCUSED STAY PHYSICAL STAY HEDGED Our Philosophy at NJRES

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2003 2004 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.39 2.75 Earnings Per Share Based on results to date, NJR estimates $2.55 to $2.65 per share in fiscal 2004 March 31 Performance

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1998 1999 2000 2001 2002 2003 2004 1.09 1.12 1.15 1.17 1.2 1.24 1.3 1997 1998 1999 2000 2001 2002 2003 0.72 0.7 0.68 0.64 0.59 0.57 0.51 * Effective January 2, 2004 * Dividends per Share Payout Ratio Dividend Rate and Payout Ratio Performance

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR Peer Group S&P 500 3 Years 0.169 0.043 -0.024 NJR: Reliable Performance May 31, 2004

Appendix: Gross Margin Gross margin is a non-GAAP measure. Gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. NJNG believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

New York Financial Community Meeting June 3, 2004